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                                                                     EXHIBIT 2.2

The following schedules and exhibits have been omitted from the Stock Contribution and Sale Agreement attached to this registration statement as Addendum A to the Prospectus/Proxy Statement and incorporated herein by reference:

                                    SCHEDULES


Number                                              Title
------                                              -----
Schedule 4.3                         Jurisdictions
Schedule 4.4                         Licenses, Permits and Qualifications
Schedule 4.5                         Capital Stock
Schedule 4.8                         Financial Statements
Schedule 4.10(a)                     Indebtedness
Schedule 4.11                        Disclosed Liabilities
Schedule 4.12                        Accounts Receivable
Schedule 4.13                        Absence of Certain Changes
Schedule 4.14                        Real Property
Schedule 4.15                        Excluded Assets
Schedule 4.16                        Personal Property
Schedule 4.17(a)                     Intellectual Property
Schedule 4.17(b)                     Intellectual Property Exceptions
Schedule 4.17(c)                     Copyright Exceptions
Schedule 4.18                        Publications
Schedule 4.19                        Labor and Employment Agreements
Schedule 4.20(a)                     Benefit Plans
Schedule 4.20(b)                     Material Changes to Benefit Plans
Schedule 4.20(j)                     Benefit Plans Exceptions
Schedule 4.21(a)                     Material Contracts
Schedule 4.21(d)                     Contracts with Distributors, Suppliers and Agents
Schedule 4.23                        Transactions with Affiliates
Schedule 4.24                        Compliance with Laws
Schedule 4.25                        Taxes
Schedule 4.25(r)                     Schedule of Tax Accruals
Schedule 4.25(s)                     S Corporation Election Dates
Schedule 4.26                        Insurance
Schedule 4.27                        Powers of Attorney or Suretyships
Schedule 4.28                        Litigation
Schedule 4.29                        Banking Facilities
Schedule 4.30                        Environmental Liabilities
Schedule 4.31(a)                     Declines in Circulation
Schedule 4.32                        Franchisees
Schedule 4.34                        Advertising
Schedule 4.35                        Events
Schedule 5.4                         Exceptions to SEC Reports


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
Number                                              Title
------                                              -----
Schedule 5.7(a)                      Newriders Benefit Plans
Schedule 5.7(b)                      Material Changes to Newriders Benefit Plans
Schedule 5.7(f)                      Newriders Benefit Plans Exceptions
Schedule 5.7(h)                      Newriders Benefit Plans Exceptions
Schedule 5.9                         American Furniture Wholesale Inc. Taxes
Schedule 5.10                        Environmental Liabilities
Schedule 5.11                        Licenses and Permits
Schedule 5.12(a)                     Transfer Agent List
Schedule 5.12(b)                     Subsidiaries
Schedule 5.14                        Insurance
Schedule 5.15(a)                     Powers of Attorney or Suretyships
Schedule 5.16                        Contracts with Affiliates
Schedule 8.3                         Options
Schedule 9.1(q)                      Additional Conditions


                                    EXHIBITS


Number                               Title
------                               -----
Exhibit A                            Securities Act Legend
Exhibit B-1                          Form of Newco #1 Mirror Note
Exhibit B-2                          Form of Newco #1 Pledge Agreement
Exhibit B-3                          Form of Newco #1 Subordinated Note
Exhibit B-4                          Form of Newco #1 Short-Term Subordinated Note
Exhibit C                            Form of Leases
Exhibit D-1                          Form of Employment Agreement with Brian Wood
Exhibit D-2                          Form of Employment Agreement with Robert Davis
Exhibit D-3                          Form of Employment Agreement with Keith Ball
Exhibit D-4                          Form of Employment Agreement with Rick Busman
Exhibit E-1                          Form of Opinion of Masters & Ribakoff
Exhibit E-2                          Form of Opinion of Fulwider, Patton, Lee & Utecht, LLP
Exhibit F-1                          Form of Employment Agreement between Newco #1 and
                                          Joseph Teresi
Exhibit F-2                          Form of Consulting Agreement between Newco #1 and
                                          Joseph Teresi
Exhibit G                            Form of Agreement and Plan of Merger and Reorganization
Exhibit H                            Form of Opinion of Newriders' and Newco #1's counsel
Exhibit I                            Form of Stockholders' Agreement
Exhibit 2.2(b)                       Form of Newco #3 Note

The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.



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